                                                               December 31, 1998
                                                              As supplemented on
                                                                January 15, 1999

NUVEEN TAXABLE FUNDS INC.

Nuveen Dividend and Growth Fund

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectus of the Nuveen Dividend and Growth Fund dated December 31, 1998. The Prospectus may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Fund, by mailing a written request to the Fund c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                            Page
                                                                            ----
General Information........................................................ S-2
Investment Policies and Investment Portfolio............................... S-2
Investment Policies and Techniques......................................... S-4
Management................................................................. S-24
Investment Adviser and Investment Management Agreement..................... S-29
Portfolio Transactions..................................................... S-30
Net Asset Value............................................................ S-31
Federal Income Tax Matters................................................. S-31
Performance Information.................................................... S-35
Additional Information on the Purchase and Redemption of Fund Shares....... S-38
Distribution and Service Plan.............................................. S-52
Independent Public Accountants and Custodian............................... S-53
Financial Statements....................................................... S-53
Appendix A--Ratings of Investments.........................................  A-1

  The audited financial statements of the Fund's most recent fiscal year appear in the Fund's Annual Report. The Annual Report accompanies this Statement of Additional Information.

GENERAL INFORMATION

  Nuveen Dividend and Growth Fund, formerly Flagship Utility Income Fund (the "Fund"), is a series of the Nuveen Taxable Funds Inc. (prior to December 23, 1998, Flagship Admirals Funds Inc.) (the "Corporation"), an open-end diversified management series investment company. The Corporation was incorporated in Maryland on April 18, 1983. Currently, the Fund is the only series of the Corporation authorized and outstanding. References to the Fund, to the extent they relate to or are derived from information as of a date before December 31, 1998, are to Flagship Utility Income Fund.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

Investment Policies

  The investment objectives and certain fundamental investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not, without the approval of the holders of a majority of its shares:

    (1) With respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the United States government or any of its agencies or instrumentalities) if, as a result,
  (i) more than 5% of the Fund's total assets would be invested in securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

    (2) Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the Investment Company Act of 1940 that may involve a borrowing (such as obtaining such short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures and options), provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

    (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

    (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

    (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

    (6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

    (7) Issue senior securities, except as permitted under the Investment Company Act of 1940.

    (8) Purchase the securities of any issuer if, as a result, 25% or more of the Fund's total assets would be invested in the securities of issuers whose principal business activities are in the same industry (except that this restriction shall not be applicable to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities). Electric company securities, natural gas company securities, and telecommunications company securities shall each be considered securities of issuers in separate industries for the purpose of this restriction.

  Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

  The foregoing fundamental policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy or (ii) more than 50% of the Fund's shares, whichever is less.

  In addition to the fundamental investment policies listed above, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Directors without shareholder approval.

  The Fund may not:

    (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

    (2) Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 or any exemptive relief obtained thereunder.

    (3) Enter into futures contracts or related options or forward contracts, if more than 30% of the Fund's net assets would be represented by futures contracts or more than 5% of the Fund's net assets would be committed to initial margin deposits and premiums on futures contracts and related options.

    (4) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (5) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

    (6) Purchase securities of companies for the purpose of exercising control.

INVESTMENT POLICIES AND TECHNIQUES

  The following information supplements, and should be read in conjunction with, the discussion of the Fund's investment objectives, policies and techniques that are described in the Prospectus.

Investments in Fixed-Income Securities

  As described in the Prospectus, the Fund invests a majority of its assets primarily in fixed-income securities of varying maturities. At least 65% of the Fund's assets in fixed-income securities are investment grade quality. Investment grade quality securities are securities which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P"), by Fitch Investors Service, Inc. ("Fitch"), or by Duff & Phelps Inc. ("D&P") or are unrated fixed-income securities which, in the opinion of Nuveen Advisory Corp. ("NAC"), are of comparable quality to bonds rated within the four highest grades by Moody's, S&P, Fitch, or D&P. The Fund may also invest up to 20% of its bonds in dollar-denominated securities of foreign issuers whose headquarters are located in a country that is a member of the Organization for Economic Cooperation and Development.

  The Fund may invest up to 35% of its net assets in a combination of (a) fixed-income securities that are not investment grade quality, or (b) fixed maturity preferred stock. Securities rated below investment grade are commonly known as "high-yield," "high risk" or "junk" bonds which typically offer higher yields but involve greater risks, including the possibility of default or bankruptcy, and increased market volatility. The Fund limits its below-investment grade quality to those that are either rated BB/Ba or B by at least one of the national rating agencies or are unrated but judged to be comparable in quality by NAC. Lastly, the Fund may invest in temporary investments as described below. See Appendix A for more information about ratings by Moody's, S&P, Fitch and D&P.

  NAC looks for bonds that appear especially attractive on a relative value basis, and concentrate on those with intermediate-term characteristics that we believe offer the best balance of current income and capital preservation potential. Securities that are undervalued or that represent undervalued market sectors are securities that, in NAC's opinion, are worth more than the value assigned to them in the marketplace. Securities of particular types or purposes may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of securities in the market sector for reasons that do not apply to the particular securities that are considered undervalued. The Fund's investment in undervalued securities will be based on NAC's belief that their prices should ultimately reflect their true value. In seeking undervalued securities, the Fund may purchase underrated securities. Underrated securities are those whose ratings do not, in NAC's opinion, reflect their true value. Such securities may be underrated because of the time that has elapsed since their rating was assigned or reviewed, or because of positive factors that may not have been fully taken into account by rating agencies, or for other similar reasons.

  Fixed-income securities include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government securities"); foreign government bonds; corporate debt securities (other than convertible bonds); and corporate commercial paper; preferred stocks with stated maturities; mortgage-backed and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or "indexed" securities, and loan participations; delayed funding loans and revolving credit facilities; bank certificates of deposit, fixed time deposits and bankers' acceptances; repurchase agreements and reverse repurchase agreements; debt securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; obligations of international agencies or supranational entities; and similar instruments. Fixed income securities may have fixed, variable, or floating rates of interest including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. The Fund may invest all of its assets in derivative instruments or in mortgage- or asset-backed securities. The Fund may adhere to its investment policy by entering into a series of purchase and sale contracts or utilizing other investment techniques by which it may obtain market exposure to the securities in which it primarily invests. Some of the fixed income securities in which the Fund may invest are described in further detail below.

  Loans Participations. The Fund may invest in loan participations, which may have speculative characteristics, when the investment adviser believes such investments offer the possibility of long-term appreciation in value. Loan participations are interests in floating or variable rate senior loans to U.S. corporations, partnerships, and other entities that operate in a variety of industries and geographic regions. An investment in loan participations carries a high degree of risk and may have the consequence that interest payments with respect to such securities may be reduced, deferred, suspended, or eliminated and may have the further consequence that principal payments may likewise to reduced, deferred, suspended or canceled, causing the loss of the entire amount of the investment. In addition, most loan participations are illiquid. To the extent that loan participations are deemed to be illiquid, they will be subject to the Fund's 15% restriction on investments in illiquid securities.

  Loans in which the Fund will purchase participation interests may pay interest at rates which are periodically redetermined on the basis of a base lending rate plus a premium. These base lending rates are generally the Prime Rate offered by a major U.S. bank, the London Inter-Bank Offered Rate, the Certificate of Deposit rate or other base lending rates used by commercial lenders. The loans typically have the most senior position in a borrower's capital structure, although some loans may hold an equal ranking with other senior securities of the borrower. Although the loans generally are secured by specific collateral, the Fund may invest in loans which are not secured by any collateral. Uncollateralized loans pose a greater risk of nonpayment of interest or loss of principal than do collateralized loans. The collateral underlying a collateralized loan may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a borrower's obligation under a loan. The Fund is not subject to any restrictions with respect to the maturity of the loans in which it purchases participation interests.

  The loans in which the Fund will purchase participation interests generally are not rated by nationally recognized statistical rating organizations. Ratings of other securities issued by a borrower do not necessarily reflect adequately the relative quality of a borrower's loans. Therefore, although the investment adviser may consider such ratings in determining whether to invest in a particular loan, such ratings will not be the determinative factor in the investment adviser's analysis.

  The loans are not readily marketable and may be subject to restrictions on resale. Participation interests in the loans generally are not listed on any national securities exchange or automated quotation system and no regular market has developed for such interests. Any secondary purchases and sales of loan participations generally are conducted in private transactions between buyers and sellers. Many of the loans in which the Fund expects to purchase interests are of a relatively large principal amount and are held by a relatively large number of owners which, in the investment adviser's opinion, should enhance the relative liquidity of such interests.

  When acquiring a loan participation, the Fund will have a contractual relationship only with the lender (typically an entity in the banking, finance or financial services industries), not with the borrower. The Fund has the right to receive payments of principal and interest to which it is entitled only from the lender selling the loan participation and only upon receipt by such lender of such payments from the borrower. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other lenders through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the loan participation. As a result, the Fund may assume the credit risk of both the borrower and the lender selling the loan participation. In the event of insolvency of the lender selling a loan participation, the Fund may be treated as a general creditor of such lender, and may not benefit from any set-off between such lender and the borrower.

  Non-Investment Grade Debt Securities ("Junk Bonds"). The Fund may invest in junk bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

    (1) Effect of Interest Rates and Economic Changes. The junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

    All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater then by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in the Fund's net asset value.

    As previously stated, the value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

    (2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding securities, which could result in a lower return for the Fund.

    (3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities' safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by NAC than investments in investment grade debt securities. NAC employs its own credit research and analysis, which includes a study of the issuer's existing debt, capital structure, ability to service debts pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. NAC continually monitors the Fund's investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

    (4) Liquidity and Valuation. The Fund may have difficulty disposing of certain junk bond securities because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

  Pass-Through Securities. The Fund may invest in various fixed-income obligations backed by a pool of mortgages or other assets. The pass-through securities in which the Fund may invest are each described below.

    (1) "Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates. Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

    (2) "Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.

    (3) "Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment risk than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement or protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

    (4) "Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancement by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral. The credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments, which can change the securities' effective maturities.

    (5) Other Mortgage-Related Securities. The Fund may invest in real estate investment conduits which are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages, which will substantially reduce or eliminate interest payments. To the extent that the Fund invests in IOs and POs, its does not intend to invest more than 5% of its assets in such securities.

  Inflation-Indexed Bonds. The Fund may invest in inflation-indexed bonds issued by the U.S. Government, its agencies or instrumentalities, or by private corporations. The principal value of this type of bond is periodically adjusted according to changes in the rate of inflation. The interest rate is generally fixed at issuance; however, interest payments are based upon an inflation adjusted principal value. For example, in a period of falling inflation, principal value will be adjusted downward, reducing the interest payable.

  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

  Other Considerations. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability or any issuer to pay, when due, the principal of an interest on its securities may be materially affected.

  During temporary defensive periods (e.g., times when, in NAC's opinion, the ability of the Fund to meet its long-term investment objectives and preserve the asset value of the Fund may be adversely affected by significant adverse market, economic, political, or other circumstances), and in order to keep cash on hand fully invested, the Fund may invest any percentage of its assets in temporary investments. For further information, see "Short-Term Investments" below.

Equity Securities

  Under normal market conditions, the Fund invests at least 25% of its assets in equity securities of mid- and large-cap companies with market capitalizations of at least $1 billion ("Equity Securities"). Equity Securities include, but are not limited to, common stocks, preferred stocks having no stated maturity, warrants to purchase common stocks or preferred stocks, securities convertible into common or preferred stocks, such as convertible bonds and debentures, and other securities with equity characteristics.

  In addition, the Fund may invest up to 20% of its equity allocation in dollar-denominated equity securities of foreign issuers, including American Depository Receipts ("ADRs") as described in "Foreign Securities" below.

  Convertible Bonds. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

  A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. The convertible securities in which the Fund may invest must be rated at least BBB by S&P, D&P, or Fitch, or at least Baa by Moody's.

  Eurodollar Convertibles. The Fund may invest in eurodollar convertibles. Eurodollar convertibles are fixed-income securities of a foreign issuer that are issued in U.S. dollars outside the U.S. and are convertible into or exchangeable for specified equity securities.

Cash Equivalents and Short-Term Instruments

  Short-Term Fixed Income Securities. The Fund may invest up to 20% of its assets in cash equivalents and short-term fixed-income securities under normal market conditions, or to keep cash on hand fully invested. In addition, for temporary defensive purposes, the Fund may invest up to 100% of its total assets in such instruments. Short-term fixed-income securities are defined to include, without limitation, the following:

    (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States;
  (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate. In addition, the Fund may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject.

    (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's applicable restriction on investment in illiquid securities. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the dated specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

    (3) Bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

    (4) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The investment adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The investment adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

    (5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

    (6) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The investment adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of the investment adviser, of comparable quality.

Duration and Portfolio Maturity

  In administering the Fund's investments, NAC currently intends that the average portfolio duration of the Fund will normally vary within a three- to six-year time frame based upon NAC's forecast for interest rates. Duration is an indicator of the expected volatility of a bond position in response to changes in interest rates. In calculating duration, the Fund measures the average time required to receive all cash flows associated with those debt securities representing payments of principal and interest by considering the timing, frequency and amount of payment expected from each portfolio debt security. The higher the duration, the greater the gains and losses when interest rates change. Duration generally is a more accurate measure of potential volatility with a portfolio composed of high-quality debt securities, such as U.S. Government securities, municipal securities and high-grade U.S. corporate bonds, than with lower-grade securities.

  NAC may use several methods to manage the duration of the Fund's bond position in order to increase or decrease its exposure to changes in interest rates. First, NAC may adjust duration by adjusting the mix of debt securities held by the Fund. For example, if NAC intends to shorten duration, it may sell debt instruments that individually have a long duration and purchase other debt instruments that individually have a shorter duration. Among the factors that will affect a debt security's duration are the length of time to maturity, the timing of interest and principal payments, and whether the terms of the security give the issuer of the security the right to call the security prior to maturity. Second, NAC may adjust bond duration using derivative transactions, especially with interest rate futures and options contracts. For example, if NAC wants to lengthen the duration of the Fund's bond position, it could purchase interest rate futures contracts instead of buying longer-term bonds or selling shorter-term bonds. Similarly, during periods of lower interest rate volatility, NAC may use a technique to extend duration in the event rates rise by writing an out-of-the-money put option and receiving premium income with the expectation that the option could be exercised. In managing duration, the use of such derivatives may be faster and more efficient than trading portfolio securities.

  Weighted average effective maturity is another indicator of potential volatility used by NAC with respect to the Fund's bond portfolio, although for certain types of debt securities, such as high quality debt securities, it is not as accurate as duration in quantifying potential volatility. Weighted average effective maturity is the average of all maturities of the individual debt securities held by the Fund, weighted by the market value of each security. Generally, the longer the weighted average effective maturity, the more bond prices will vary in response to changes in interest rates.

  The Fund buys bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions a bond portfolio with an overall weighted average effective maturity of 5 to 10 years. Preferred stocks with fixed maturities, which are classified as fixed-income securities for asset allocation purposes as previously described, are not treated as bonds for purposes of the average effective maturity limits. These preferred stocks are generally expected to constitute a substantial portion of the fund's fixed-income allocation. A bond's effective maturity may be significantly shorter than its stated maturity due to certain features (such as puts, an adjustable coupon, or a prepayment schedule or expected prepayment rate, but not a call provision) that cause the bond to experience the same price volatility as a shorter-maturity but otherwise comparable bond. For example, a mortgage-backed security with a 30-year stated maturity but structured to have an expected maturity of 7 years will generally experience price changes due to market interest rate movements similar to an ordinary bond with a 7-year maturity. Consequently, the Fund portfolio's average stated maturity could be significantly longer than 10 years but, because its average effective maturity will be less than 10 years, Fund shares should under normal market conditions experience price volatility similar to an ordinary bond with a stated maturity of less than 10 years. Is it possible that, if market interest rates were to rise rapidly and substantially, the Fund will experience somewhat more volatility than a bond with a stated maturity of less than 10 years.

  The policy of having a weighted average portfolio effective maturity of 5 to 10 years will not limit the effective maturity of any particular bond, and one or more portfolio bonds may have effective maturities less than 5 years or greater than 10 years so long as the weighted average effective maturity remains between 5 and 10 years.

  The average effective maturity policy will apply at all times, even though changes to the average effective maturity may result from market changes independent of any portfolio changes. For example, if the average effective maturity rises above 10 years not because of portfolio changes but rather because market changes have lengthened the effective maturities of certain bonds in the portfolio, the adviser will promptly adjust the portfolio to bring the average below 10 years. The average effective maturity may occasionally fall below 5 years during a temporary defensive period in response to adverse market conditions, or because cash on hand awaiting investment in long-term bonds is invested in short-term securities which tend to lower the portfolio's overall average effective maturity.

Hedging Strategies

  General Description of Hedging Strategies. The Fund may engage in hedging activities. NAC may cause the Fund to utilize a variety of financial instruments, including options, futures contracts (sometimes referred to as "futures"), forward contracts, and options on futures contracts to attempt to hedge the Fund's holdings.

  Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly and partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The Fund may also use derivative instruments to manage the risks of its assets. Risk management strategies include, but are not limited to, facilitating the sale of Fund securities, managing the effective maturity or duration of debt obligations that the Fund holds, establishing a position in the derivatives markets as a substitute for buying or selling certain securities or creating or alerting exposure to certain asset classes, such as debt and foreign securities. The use of derivative instruments may provide a less expensive, more expedient, or more specifically focused way for the Fund to invest than would "traditional" securities (i.e., stocks or bonds). The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments will be limited by tax considerations.

  General Limitation on Futures and Options Transactions. The Corporation has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodities Exchange Act (the "CEA"), the notice of eligibility for the Fund includes a representation that the Fund will use futures contracts and related options solely for "bona fide hedging" purposes within the meaning of CFTC regulations. The Fund may, however, hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of its assets. In addition to the foregoing guidelines, the Fund may not enter into options, futures, or options on futures transactions if more than 30% of its net assets would be committed to such instruments.

  The foregoing limitations are not fundamental policies of the Fund and may be changed without shareholder approval as regulatory agencies permit. Various exchanges and regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

  Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

  Options. The Fund may use options for any lawful purpose consistent with its investment objectives such as hedging or managing risk but not for speculation. An option is a contract in which the "holder" (the buyer) pays a certain amount (the "premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price (the "strike price" or "exercise price") at or before a certain time (the "expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may purchase (buy) or write (sell) put and call options on assets, such as securities, currencies, commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European-, American- and Bermuda-style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option; if it is exercisable only at certain times, it is a "Bermuda" option.

  The Fund may purchase and write put and call options and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. If the security appreciates to a price higher than the exercise price of the call option, however, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques--Illiquid Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. If the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

  The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

  The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it has written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

  The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

  The Fund's ability to establish and close out positions in exchange-listed options depends upon the existence on a liquid market for such instruments. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions, there is no assurance that the Fund will in fact be able to close at OTC options at favorable prices prior to expiration. In the event of insolvency of the counter party, the Fund may be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

  The Fund also may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general. The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. An imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. For instance, the Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the indexes. It is also possible that there may be a negative correlation between the index and the Fund's securities which would result in a loss on both such securities and the options on indexes acquired by the Fund. The purchase of index options also involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the index on which the option is based.

  The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rare movements can take place in the underlying markets that cannot be reflected in the options markets. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

  Federal Income Tax Treatment of Options. Certain option transactions have special federal income tax results for the Fund. Expiration of a call option written by the Fund will result in short-term capital gain. If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

  If the Fund writes options, or purchases puts that are subject to the loss deferral rules of Section 1092 of the Internal Revenue Code of 1986, as amended (the "Code"), any losses on such options transactions, to the extent they do not exceed the unrecognized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

  In the case of transactions involving "nonequity options," as defined in Code
Section 1256, the Fund will treat any gain or loss arising from the lapse, closing out or exercise of such positions as 60% long-term and 40% short-term capital gain or loss as required by Section 1256 of the Code. In addition, such positions must be marked-to-market as of the last business day of the year, and gain or loss must be recognized for federal income tax purposes in accordance with the 60%/40% rule discussed above even though the position has not been terminated. A "nonequity option" includes an option with respect to any group of stocks or a stock index if there is in effect a designation by the CFTC of a contract market for a contract based on such group of stock or indexes. For example, options involving stock indexes such as the S&P 500 Index would be "nonequity options" within the meaning of Code Section 1256.

  Futures Contracts. The Fund may enter into futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), including index Futures as a hedge against movements in the securities markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund, to manage risk or for other purposes permissible under the CEA. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in the prices of securities and purchases of Futures as an offset against the effect of expected increases in the prices of securities. The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on a national futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

  An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

  Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to indicate Futures trading and to maintain the Fund's open positions in Futures Contracts. A margin deposit is intended to ensure the Fund's performance of the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that my range upward from less than 5% of the value of the Futures Contract being traded.

  If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts. The Fund expects to earn interest income on its margin deposits.

  Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

  Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contracts prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

  There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's net asset value. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

  A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

  Options on Futures. The Fund may also purchase or write put and call options on Futures contracts and enter into closing transactions with respect to such options to terminate an existing position. A futures option gives the holder the right, in return of the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

  The Fund may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes. The purchase of put options on Futures contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures contract. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's holdings of securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

  As with investments in Futures Contracts, the Fund is required to deposit and maintain margin with respect to put and call options on Futures Contracts written by it. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. The Fund will set aside in a segregated account at the Fund's custodian liquid assets, such as cash, U.S. government securities or other high grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to market daily, and additional assets will be placed in the segregated account whenever the total value of the segregated account falls below the amount due on the underlying obligation.

  The risks associated with the use of options on Futures Contracts include the risk that the Fund may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. The Fund's successful use of options on Futures Contracts depends on NAC's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investment being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because of initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investments strategies might result in temporary price distortions.

  Federal Income Tax Treatment of Futures Contracts. For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on Futures Contracts as of the end of the year, as well as gains and loses actually realized during the year. Except for transactions in Futures Contracts that are classified as part of a "mixed straddle" under Code Section 1256, any gain or loss recognized with respect to a Futures Contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Futures Contract. In the case of a Futures transaction not classified as a "mixed straddle," the recognition of losses may be required to be deferred to a later taxable year.

  Sales of Futures Contracts that are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

  The Fund will distribute to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on Futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised of the nature of the payments.

  Risks and Special Considerations Concerning Derivatives. The use of derivative instruments involves certain general risks and considerations as described below. The specific risks pertaining to certain types of derivative instruments are described in the sections that follow.

    (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment adviser's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the investment adviser's judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the investment adviser will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's overall investments and investment objective.

    (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterpart to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or OTC derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In a all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only within counterparties that the investment adviser reasonably believes are capable of performing under the contract.

    (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) resulted from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying assert. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

    (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transactions. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

    (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

    (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

Other Investment Policies and Techniques

  Illiquid Securities. The Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Directors has delegated to NAC the day-to-day determination of the illiquidty of any security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Directors has directed NAC to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

  Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Directors or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

  Dollar Roll Transactions. The Fund may enter into "dollar roll" transactions, which involve the sale of pass-through securities together with a commitment to purchase similar, but not identical, securities at a later date. The Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement.

  Warrants. The Fund may invest in warrants if, after giving effect thereto, not more than 5% of its net assets will be invested in warrants other than warrants acquired in units or attached to other securities. Of such 5%, not more than 2% of its assets at the time of purchase may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

  When-Issued Securities. The Fund may from time to time purchase securities on a "when-issued" or other delayed-deliver basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities, although the Fund continues to earn income on the assets that will be used to pay for the securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them. At the time the Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that net asset value will be adversely affected by purchases of securities in delayed-delivery transactions.

  The Fund will maintain cash, U.S. government securities, and high grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, the Fund will meet its obligations form then-available cash flow, sale of the securities held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

  Foreign Securities. The Fund will limit foreign bond investments to 20% of its bonds, and will invest only in U.S. dollar-denominated securities of foreign issuers whose headquarters are located in a country that is (i) rated investment grade quality by Moody's Investors Service, Standard & Poor's, Duff & Phelp's or Fitch Investors Service or (ii) a member of the Organization for Economic Cooperation and Development. The Fund may also invest up to 20% of its equity allocation in foreign securities traded in the U.S., including ADRs.

  Foreign securities are affected by the fact that in many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S. and companies may not be subject to uniform accounting, auditing and financial reporting standards. Other risks inherent in foreign investments include expropriation; confiscatory taxation; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; diplomatic developments; and political or social instability. Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices tend to be more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.

  Subject to its investment objectives and policies, the Fund may invest in foreign securities by purchasing depositary receipts, including ADRs. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. For purposes of the Fund's investment policies, ADRs are deemed to have the same classification as the underlying securities they represent, except that ADRs shall be treated as indirect foreign investments. Thus, an ADR representing ownership of common stock will be treated as common stock. ADRs do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

  Depositary receipts may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by a depositary and the issuer of the security underlying the receipt. An unsponsored facility may be established by a depositary without participation by the issuer of the security underlying the receipt. There are greater risks associated with holding unsponsored depositary receipts. For example, if the Fund holds an unsponsored depositary receipt, it will generally bear all of the costs of establishing the unsponsored facility.
In addition, the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

  Foreign Currency Transactions. The Fund may engage in foreign currency forward contracts, options, and futures transactions. The Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. Foreign currency futures and options contracts are traded in the U.S. on regulated exchanges such as the Chicago Mercantile Exchange, the Mid-America Commodities Exchange, and the Philadelphia Stock Exchange. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, the Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates from purchase to maturity. In addition, the Fund may segregate assets to cover their futures contracts obligations.

    (1) Currency Risks. The exchange rates between the U.S. dollar and foreign currencies depend upon such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation, and other economic and political conditions. Although the Fund values its assets daily in U.S. dollars, the Fund may not convert its holdings of foreign currencies to U.S. dollars daily. The Fund may incur conversion costs when it converts its holdings to another currency. Foreign exchange dealers may realize a profit on the difference between the price at which the Fund buy and sell currencies. The Fund will engage in foreign currency exchange transactions in connection with its portfolio investments. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign contracts.

    (2) Forward Foreign Currency Exchange Contracts. The Fund may enter into forward currency exchange contracts. Forward foreign currency exchange contracts may limit potential gains that could result from a positive change in such currency relationships. The investment adviser believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency exchange.

    The Fund will not enter into forward currency exchange contracts or maintain a net exposure in such contracts that it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the investment adviser believes will tend to be closely correlated with that currency with regard to price movements. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.

    (3) Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.

    A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund held securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund entered into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, purchased a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

    (4) Special Risks Associated with Foreign Currency Options. Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally. In addition, there are certain risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the investment adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.

    (5) Foreign Currency Futures Transactions. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as they would through the use of forward foreign currency exchange contracts. The Fund may be able to achieve these objectives possibly more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts.

    (6) Special Risks Associated with Foreign Currency Futures Contracts and Related Options. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on currencies, as described above.

  Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the investment adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchases of a call or put option on a futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

  Lending of Portfolio Securities. The Fund may lend its portfolio securities, up to 33 1/3% of its total assets, including collateral received, to broker-dealers or institutional investors. Such loans will be secured continuously by collateral at least equal to the value of the securities lent by "marking to market" daily. The Fund will continue to receive the equivalent of the interest or dividends paid by the issuer of the securities lent and will retain the right to call, upon notice, the lent securities. The Fund may also receive interest on the investment of the collateral or a fee from the borrower as compensation for the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to firms deemed by the investment adviser to be of good standing.

  Portfolio Turnover. Under normal market conditions, the Fund expects to be relatively low in order to reduce trading costs and realization of taxable capital gains. In the event the Fund were to have a turnover rate of 100% of more in any year, it would result in the payment by the Fund of increased brokerage costs and could result in the payment by shareholders of increased taxes on realized investment gains.

MANAGEMENT


  The management of the Corporation, including general supervision of the duties performed for the Fund under the investment management agreement, is the responsibility of its Board of Directors. The Corporation currently has eight directors, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the directors and officers of the Corporation and their principal occupations and other affiliations during the past five years are set forth below, with those directors who are "interested persons" of the Corporation indicated by an asterisk.

                               POSITIONS
                              AND OFFICES               PRINCIPAL OCCUPATIONS
NAME AND ADDRESS        AGE WITH CORPORATION            DURING PAST FIVE YEARS
----------------        --- ----------------            ----------------------
Timothy R.              49   Chairman and    Chairman since July 1, 1996 of The John
 Schwertfeger*                Director        Nuveen Company, John Nuveen & Co.
 333 West Wacker Drive                        Incorporated, Nuveen Advisory Corp. and
 Chicago, IL 60606                            Nuveen Institutional Advisory Corp.; prior
                                              thereto Executive Vice President and
                                              Director of The John Nuveen Company, John
                                              Nuveen & Co. Incorporated, Nuveen Advisory
                                              Corp. and Nuveen Institutional Advisory
                                              Corp.; Chairman and Director (since January
                                              1997) of Nuveen Asset Management, Inc.;
                                              Director (since 1996) of Institutional
                                              Capital Corporation.
Anthony T. Dean*        53   President and   President since July 1, 1996 of The John
 333 West Wacker Drive        Director        Nuveen Company, John Nuveen & Co.
 Chicago, IL 60606                            Incorporated, Nuveen Advisory Corp. and
                                              Nuveen Institutional Advisory Corp.; prior
                                              thereto, Executive Vice President and
                                              Director of The John Nuveen Company, John
                                              Nuveen & Co. Incorporated, Nuveen Advisory
                                              Corp. and Nuveen Institutional Advisory
                                              Corp.; President and Director (since
                                              January 1997) of Nuveen Asset Management,
                                              Inc.; Chairman and Director (since 1997) of
                                              Rittenhouse Financial Services, Inc.
Robert P. Bremner       58   Director        Private Investor and Management Consultant.
 3725 Huntington
 Street, N.W.
 Washington, D.C. 20015
Lawrence H. Brown       64   Director        Retired (August 1989) as Senior Vice
 201 Michigan Avenue                          President of The Northern Trust Company.
 Highwood, IL 60040

                         Positions
                        and Offices               Principal Occupations
Name and Address  Age with Corporation            During Past Five Years
----------------  --- ----------------            ----------------------
Anne E.           65  Director         Executive Director of Manitoga (Center for
 Impellizzeri                           Russel Wright's Design with Nature);
 3 West 29th                            formerly President and Chief Executive
 Street                                 Officer of Blanton-Peale Institutes.
 New York, NY
 10001
Peter R.          65  Director         Adjunct Professor of Business and Economics,
 Sawers                                 University of Dubuque, Iowa; Adjunct
 22 The                                 Professor, Lake Forest Graduate School of
 Landmark                               Management, Lake Forest, Illinois;
 Northfield,                            Chartered Financial Analyst; Certified
 IL 60093                               Management Consultant.
William J.        54  Director         Senior Partner, Miller-Valentine Partners,
 Schneider                              Vice President, Miller-Valentine Group.
 4000 Miller-
 Valentine
 Ct.
 P.O. Box 744
 Dayton, OH
 45401
Judith M.         50  Director         Executive Director, Gaylord and Dorothy
 Stockdale                              Donnelley Foundation (since 1994); prior
 35 E. Wacker                           thereto, Executive Director, Great Lakes
 Drive                                  Protection Fund (from 1990 to 1994).
 Suite 2600
 Chicago, IL
 60601
Alan G.           38  Vice President   Vice President and General Counsel (since
 Berkshire             and Assistant    September 1997) and Secretary (since May
 333 West              Secretary        1998) of The John Nuveen Company, John
 Wacker Drive                           Nuveen & Co. Incorporated, Nuveen Advisory
 Chicago, IL                            Corp. and Nuveen Institutional Advisory
 60606                                  Corp., prior thereto, Partner in the law
                                        firm of Kirkland & Ellis.
Michael S.        41  Vice President   Vice President of Nuveen Advisory Corp.
 Davern                                 (since January 1997); prior thereto, Vice
 One South                              President and Portfolio Manager of Flagship
 Main Street                            Financial.
 Dayton, OH
 45402
Lorna C.          53  Vice President   Vice President of John Nuveen & Co.
 Ferguson                               Incorporated; Vice President (since January
 333 West                               1998) of Nuveen Advisory Corp. and Nuveen
 Wacker Drive                           Institutional Advisory Corp.
 Chicago, IL
 60606
William M.        34  Vice President   Vice President of Nuveen Advisory Corp.
 Fitzgerald                             (since December 1995); Assistant Vice
 333 West                               President of Nuveen Advisory Corp. (from
 Wacker Drive                           September 1992 to December 1995), prior
 Chicago, IL                            thereto, Assistant Portfolio Manager of
 60606                                  Nuveen Advisory Corp. (from June 1988 to
                                        September 1992).
Stephen D.        44  Vice President   Vice President of John Nuveen & Co.
 Foy                   and Controller   Incorporated.
 333 West
 Wacker Drive
 Chicago, IL
 60606

                         Positions
                        and Offices               Principal Occupations
Name and Address  Age with Corporation            During Past Five Years
----------------  --- ----------------            ----------------------
J. Thomas         43   Vice President  Vice President of Nuveen Advisory Corp.
 Futrell
 333 West
 Wacker
 Drive
 Chicago, IL
 60606
Richard A.        35   Vice President  Vice President of Nuveen Advisory Corp.
 Huber                                  (since January 1997); prior thereto, Vice
 333 West                               President and Portfolio Manager of Flagship
 Wacker                                 Financial.
 Drive
 Chicago, IL
 60606
Steven J.         41   Vice President  Vice President of Nuveen Advisory Corp.
 Krupa
 333 West
 Wacker
 Drive
 Chicago, IL
 60606
Larry W.          47   Vice President  Vice President, Assistant Secretary and
 Martin                                 Assistant General Counsel of John Nuveen &
 333 West                               Co. Incorporated; Vice President and
 Wacker                                 Assistant Secretary of Nuveen Advisory
 Drive                                  Corp.; Vice President and Assistant
 Chicago, IL                            Secretary of Nuveen Institutional Advisory
 60606                                  Corp.; Assistant Secretary of The John
                                        Nuveen Company.
Edward F.         33   Vice President  Vice President (since September 1996),
 Neild, IV                              previously Assistant Vice President (since
 333 West                               December 1993) of Nuveen Advisory Corp.,
 Wacker                                 portfolio manager prior thereto; Vice
 Drive                                  President (since September 1996),
 Chicago, IL                            previously Assistant Vice President (since
 60606                                  May 1995) of Nuveen Institutional Advisory
                                        Corp., portfolio manager prior thereto;
                                        Chartered Financial Analyst.
Stephen S.        41   Vice President  Vice President (since September 1997),
 Peterson                               previously Assistant Vice President (since
 333 West                               September 1996) of Nuveen Advisory Corp.,
 Wacker                                 Portfolio Manager prior thereto.
 Drive
 Chicago, IL
 60606
Stuart W.         42   Vice President  Vice President of John Nuveen & Co.
 Rogers                                 Incorporated.
 333 West
 Wacker
 Drive
 Chicago, IL
 60606
Thomas C.         47   Vice President  Vice President of Nuveen Advisory Corp. and
 Spalding,                              Nuveen Institutional Advisory Corp.;
 Jr.                                    Chartered Financial Analyst.
 333 West
 Wacker
 Drive
 Chicago, IL
 60606
H. William        64   Vice President  Vice President and Treasurer of The John
 Stabenow               and Treasurer   Nuveen Company, John Nuveen & Co.
 333 West                               Incorporated, Nuveen Advisory Corp. and
 Wacker                                 Nuveen Institutional Advisory Corp.
 Drive
 Chicago, IL
 60606
William S.        33   Vice President  Vice President of John Nuveen & Co.
 Swanson                                Incorporated (since October 1997), prior
 333 West                               thereto, Assistant Vice President (since
 Wacker                                 September 1996); formerly, Associate of
 Drive                                  John Nuveen & Co. Incorporated, Chartered
 Chicago, IL                            Financial Analyst.
 60606

                         Positions
                        and Offices               Principal Occupations
Name and Address  Age with Corporation            During Past Five Years
----------------  --- ----------------            ----------------------
Gifford R.        42   Vice President  Vice President, Assistant Secretary and
 Zimmerman              and Secretary   Associate General Counsel of John Nuveen &
 333 West                               Co. Incorporated; Vice President and
 Wacker                                 Assistant Secretary of Nuveen Advisory
 Drive                                  Corp.; Vice President and Assistant
 Chicago, IL                            Secretary of Nuveen Institutional Advisory
 60606                                  Corp.; Chartered Financial Analyst.

  Anthony Dean, Peter Sawers and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors.

  The directors of the Corporation are directors or trustees, as the case may be, of 37 Nuveen open-end funds and 52 Nuveen closed-end funds advised by NAC.

  The following table sets forth compensation paid by the Corporation to each of the directors of the Corporation and the total compensation paid to each director during the fiscal year ended June 30, 1998. The Corporation has no retirement or pension plans. The officers and directors affiliated with Nuveen serve without any compensation from the Corporation.

                                             Aggregate       Total Compensation
                                           Compensation     From Corporation and
                                          from the series       Fund Complex
      Name of Director                  of this Corporation  Paid to Directors
      ----------------                  ------------------- --------------------
      Robert P. Bremner................        $265               $66,446
      Lawrence H. Brown................        $272               $79,000
      Anne E. Impellizzeri.............        $265               $73,000
      Margaret K. Rosenheim............        $ 76               $29,506(1)
      Peter R. Sawers..................        $265               $73,000
      William J. Schneider.............        $265               $66,446
      Judith M. Stockdale..............        $195(2)            $49,000(2)

--------
(1) Includes $1,256 in interest accrued on deferred compensation from prior years; former director, retired July 1997.
(2) Elected to the Board in July 1997.

  Each director who is not affiliated with Nuveen or NAC receives a fee. The Corporation requires no employees other than its officers, all of whom are compensated by Nuveen.

  The following table sets forth the percentage ownership of each person, who, as of December 17, 1998, owns of record and not beneficially, 5% or more of any class of the Fund's shares.

                                                                   Percentage
      Class                           Name and Address of Owner   of Ownership
      -----                           -------------------------   ------------
      Class A Shares................. Merrill Lynch Pierce            29.1%
                                      Fenner
                                      & Smith ("MLPFS")
                                      Attn: Fund Admn/#97NBD
                                      4800 Deer Lake Dr. E Fl 3
                                      Jacksonville, FL 32246
      Class C Shares................. MLPFS                          33.14%

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. ("NAC") acts as investment adviser for and manages the investment and reinvestment of the assets of the Fund. NAC also administers the Corporation's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Corporation if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between NAC and the Corporation, the Fund has agreed to pay an annual management fee at the rates set forth below:

Average Daily Net Asset Value Fee                                 Management Fee
---------------------------------                                 --------------
For the first $125 million.......................................     .7500%
For the next $125 million........................................     .7375%
For the next $250 million........................................     .7250%
For the next $500 million........................................     .7125%
For the next $1 billion..........................................     .7000%
For assets over $2 billion.......................................     .6750%

  NAC has agreed to waive some or all of its fees or reimburse expenses to prevent total operating expenses (not counting distribution and service fees, taxes, interest, fees incurred in acquiring and disposing of portfolio securities and, to the extent permitted, extraordinary expenses) from exceeding 0.95% of the Fund's average daily net assets through July 31, 1999.

  For the last three fiscal years, the Fund paid net management fees to Nuveen Advisory Corp. or Flagship Financial Inc., the predecessor adviser of the Fund, as follows:

                                                              Year Ended
                                                      --------------------------
                                                      6/30/96  6/30/97  6/30/98
                                                      -------- -------- --------
Management Fees Net of Expense Reimbursement Paid to
 Nuveen Advisory Corp...............................  $      0 $      0 $126,947
Fee Waivers and Expense Reimbursements..............  $157,329 $158,085 $  2,443

  In addition to the management fee, the Fund pays all other costs and expenses of its operations and a portion of the Corporation's general administrative expenses.

  NAC is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Fund's principal underwriter. Nuveen and its affiliates have sponsored or underwritten more than $60 billion of investment company securities. Over 1,300,000 individuals have invested to date in Nuveen investment products. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries.

  NAC's portfolio managers call upon the resources of Nuveen's Research Department.

  The Fund, the other Nuveen funds, NAC and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, the Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  NAC is responsible for decisions to buy and sell securities for the Fund and for the Placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of NAC to seek the best execution at the best security price available with respect to each transaction, and with respect to each brokered transaction, in light of the overall quality of brokerage and research services provided. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on the Fund's futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of a Fund's shares.

  Section 28(e) of the Securities Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

  In light of the above, in selecting brokers, NAC considers investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if NAC determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to NAC or the Fund. NAC believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund. The Management Agreement provide that such higher commission will not be paid by the Fund unless NAC determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to NAC are not reduced as a result of receipt by NAC of research services.

  NAC places portfolio transactions for other advisory accounts managed by it. Research services furnished by firms through with the Fund effects its securities transactions may be used by NAC in servicing all of its accounts; not all of such services may be used by NAC in connection with the Fund. NAC believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, NAC believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. NAC seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocation between the Fund and other advisory accounts, the main factors considered by NAC are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

  For the year ended June 30, 1998, the Fund paid brokerage commissions of $51,714, $81,938 and $62,962, respectively.

  Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Directors, including a majority of the directors who are not interested persons of the Corporation.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Fund will be determined separately for each class of the Fund's shares by The Chase Manhattan Bank, the Fund's custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the New York Stock Exchange (the "Exchange") is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of the Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Fund, the Fund's custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the directors. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of fixed-income securities of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Corporation under the general supervision of the Board of Directors.

FEDERAL INCOME TAX MATTERS

  The following discussion of federal income tax matters is based upon the advice of Bell, Boyd & Lloyd, counsel to the Corporation.

  The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items,

United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of its total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder's gross income and the tax deemed paid by the Shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

  Distributions by the Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. Any net long-term capital gains realized by the Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends or distributions which are expected to be or have been declared, but not paid. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of the Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, net capital gains (i.e., the excess of net long-term capital gain over net short-term capital loss) with respect to securities will be taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income will be taxed at a maximum rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of the Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption or exchange of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  In order to avoid a 4% federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

  If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's earnings and profits.

  The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

PERFORMANCE INFORMATION

  The Fund may quote its yield, distribution rate, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class.

  In accordance with a standardized method prescribed by rules of the SEC, yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

                                  (a-b)
                          Yield=2[(---) +1)/6/ -1]
                                  (cd )

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 5.25%.

  In computing yield, the Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in the Fund's financial statements.

  The Fund may from time to time in its advertising and sales materials report a quotation of its current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because the Fund may be paying out more than its earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of June 30, 1998, based on the maximum public offering price then in effect for the Fund, and assuming the imposition of the maximum sales charge for Class A Shares of 5.25%, were 4.66% for Class A Shares and 4.33% for Class C Shares. The maximum sales charge for Class A Shares currently in effect is 5.75%.

  All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of the Fund.

  The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

  Total returns for the oldest class of the Fund reflect actual performance for all periods. For other classes, total returns reflect actual performance for periods since class inception, and the oldest class's performance for periods prior to inception, adjusted for the differences in sales charges and fees (where such fees are higher in the newer class) between the classes.

  The inception dates for each class of the Fund's shares are as follows:

                                                                INCEPTION DATE
                                                               -----------------
      Class A Shares..........................................   August 26, 1983
      Class B Shares.......................................... December 31, 1998
      Class C Shares..........................................      July 6, 1993
      Class R Shares.......................................... December 31, 1998

  Yield and Total Return Calculations as of June 30, 1998 for the Fund (there is no historic data for Class B or R Shares) are set forth below:

                                            AVERAGE ANNUAL TOTAL RETURN
                                            ----------------------------------
                                 CURRENT     AVERAGE
                               30 DAY YIELD ONE YEAR         SINCE INCEPTION*
                               ------------ -------------    -----------------
      Class A Shares..........     3.85%             14.35%                9.83%
      Class C Shares..........     3.47%             18.65%               10.01%

*Since inception returns are reflected since the change in investment objectives as of 7/1/91.

  Class A Shares of the Fund are sold at net asset value plus a current maximum sales charge of 5.75% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Fund will fluctuate. Factors affecting the performance of the Fund include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Fund may also compare their performance with that of: (1) the Consumer Price Index ; (2) other fixed-income mutual funds or equity mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Fund for any future period.

  There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

  The Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Fund. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term. FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert into Class A shares as described below.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributed to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares,
(v) litigation or other legal expenses relating to a specific class of shares,
(vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) additional incremental expenses subsequently identified and determined to be property allocated to one or more classes of shares.

Initial and Subsequent Purchases of Shares

  You may buy Fund shares through Authorized Dealers or by calling or directing your financial adviser to call Nuveen toll-free at 800-257-8787. You may pay for your purchases by Federal Reserve draft or by check made payable to "Dividend and Growth Fund, Class [A], [B], [C], [R]"' delivered to the financial adviser through whom the investment is to be made for forwarding to Nuveen Investor Services. When making your initial investment, you must also furnish the information necessary to establish you Fund account by completing and enclosing with your payment the application form attached to the Prospectus (the "Application Form"). After your initial investment, you may make subsequent purchases at any time by forwarding to your financial adviser or Nuveen Investor Services a check, in the amount of your purchase, made payable to "Dividend and Growth Fund, Class [A], [B], [C], [R]," and indicating on the check your account number. All payments need to be in U.S. dollars and should be sent directly to Nuveen Investor Services at P.O. Box 5186, Bowling Green Station, New York, NY 10004-5186. A check drawn on a foreign bank or payable other than to the order of your Fund generally will not be acceptable. You may also wire Federal Funds directly to Nuveen Investor Services, but you may be charge a fee for this. For instructions on how to make Fund purchases by wire transfer, call Nuveen toll-free at 800-257-8787.

Purchase Price

  The price at which you purchase a class of Fund shares is based on the next calculation of the net asset value for that share class after the order is placed. The net asset value per share of each share class is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business. See "Net Asset Value," for a description of how net asset value is calculated.

Minimum Investment Requirements

  The minimum initial investment is $3,000 per Fund share class ($1,000 for a Traditional/Roth IRA Account; $500 for an Education IRA Account), $50 through systematic investment plan accounts and $500 for accounts opened through fee-based programs for which the program sponsor has established a single master account with the Fund's transfer agent and performs all sub-accounting services related to that account. Additional purchases may be in amounts of $50 or more. These minimums may be changed at any time by the Fund. There are exceptions to these minimums for shareholders who qualify under reinvestment programs.

Systematic Investment Programs

  The Fund offers you several opportunities to capture the benefits of "dollar cost averaging" through systematic investment programs. In a regularly followed dollar cost averaging program, you would purchase more shares when Fund share prices are lower and fewer shares when Fund share prices are higher, so that the average price paid for Fund shares is less than the average price of the Fund shares over the same time period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way. The Fund offers two different types of systematic investment programs:

  Systematic Investment Plan. The initial minimum investment for a systematic investment plan is $50, once you have established a Fund account, you may make regular investments in an amount of $50 or more each month by authorizing Nuveen Investor Services to draw preauthorized checks on your bank account. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in additional to the applicable sales charge is made in connection with this Plan, and there is no cost to your Fund. To obtain an application form for the Systematic Investment Plan, check the applicable box on the Application Form or call Nuveen toll-free at 800-257-8787.

  Payroll Direct Deposit Plan. Once you have established a Fund account, you may, with your employer's consent, make regular investments in Fund shares of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made for this Plan, and there is no cost to your Fund. To obtain an application form for the Payroll Direct Deposit Plan, check the applicable box on the Application Form or call Nuveen toll-free at 800-257-8787.

Class A Shares

  Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of
 .25%. See "Distribution and Service Plan." Set forth below is an example of the method of computing the offering price of the Class A Shares. The example assumes a purchase on June 30, 1998 of Class A Shares from the Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the current Prospectus at a price based upon the net asset value of the Class A Shares.

      Net Asset Value per share......................................... $13.06
      Per Share Sales Charge--5.75% of public offering price (6.13% of net asset value per share)....................................... $  .80
                                                                         ------
      Per Share Offering Price to the Public............................ $13.86

  The Fund receives the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

  The following Class A sales charges and commissions apply to the Fund:

CLASS A SALES CHARGES AND COMMISSIONS

                                                                         AUTHORIZED
                                                                             DEALER
                                          SALES CHARGE                   COMMISSION
                                     -------------------------------     ----------
                                      AS % OF                               AS % OF
                                       PUBLIC            AS % OF             PUBLIC
                                     OFFERING           YOUR NET           OFFERING
            PURCHASE AMOUNT             PRICE         INVESTMENT              PRICE
                   ------------------------------------------------------------------
                  Up to $50,000         5.75%              6.10%              5.00%
                $50,000-100,000         4.50               4.71               4.00
               $100,000-250,000         3.75               3.90               3.25
               $250,000-500,000         2.75               2.83               2.00
             $500,000-1,000,000         2.00               2.04               1.75
            $1,000,000 and over          -(*)                  -              1.00(*)

(*) Nuveen pays Authorized Dealers a commission equal to the sum of 1.00% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of any amount over $5 million. Unless the Authorized Dealer waived the commission, you may be assessed a contingent deferred sales charge (CDSC) of 1.00% if you redeem any of your Class A Shares within 18 months of purchase. The CDSC is calculated on the lower of your purchase price or redemption proceeds.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed, or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of the Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How to Select a Purchase Option" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or Class C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of the Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to given instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various defined portfolios sponsored by Nuveen. In addition, you may also invest the proceeds from termination of such defined portfolios into Class A Shares at NAV. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of the Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A Shares of the Fund or portfolio for each participant is $50 provided that the group invests at least $3,000 in the Fund, and the minimum monthly investment in Class A Shares of the Fund or portfolio by each participant in the program is $50. No certificate will be issued for any participant's account. All dividends and other distributions by the Fund will be reinvested in additional Class A Shares of the Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free at (800) 257-8787.

  Class A shares of the Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

  . investors purchasing $1,000,000 or more

  . officers, directors and former directors of the Corporation or any fund sponsored by Nuveen, any parent company of Nuveen or subsidiaries thereof;

  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1.00% of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived.

  For investors that purchased Class A Shares at net asset value because they purchased such shares through an eligible employer-sponsored qualified defined contribution plan or because the purchase amount equaled or exceeded $1 million and the Authorized Dealer did not waive the sales commission, a contingent deferred sales charge of 1.00% will be assessed on redemptions within 18 months of purchase.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your family adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of the Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

  In determining the amount of your purchase of Class A Shares of the Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

Class B Shares

You may purchase Class B Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Since Class B Shares are sold without an initial sales charge, the full amount of your purchase payment will be invested in Class B Shares. Class B Shares are subject to an annual distribution fee of .75% to compensate Nuveen for its costs in connection with the sale of Class B Shares, and are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with ongoing financial advice and other account services.

  You may be subject to a CDSC if you redeem your Class B shares prior to the end of the sixth year after purchase. See "Reduction or Elimination of Contingent Deferred Sales Charge" below. Nuveen compensates Authorized Dealers for sales of Class B Shares at the time of sale at the rate of 4.00% of the amount of Class B Shares purchased, which represents a sales commission of 3.75% plus an advance on the first year's annual service fee of .25%.

  Class B Shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares' cost or net asset value at the time of redemption.

  Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Directors may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

  You may purchase Class C Shares without any up-front sales charge at a price equal to their net asset value. Class C Shares are subject to an annual distribution fee of .75% to compensate Nuveen for its costs in connection with the sale of Class C Shares. Class C Shares are also subject to an annual service fee of .25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Nuveen compensates Authorized Dealers for sales of Class C Shares ar the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents a sales commission of .75% plus an advance on the first year's annual service fee of
 .25%. See "Distribution and Service Plan."

  Redemptions of Class C Shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the Fund at the shareholder's affirmative request six years after date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their Class C shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

Class R Share Purchase Eligibility

  Class R Shares are available for single purchases of $2.5 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, directors and former directors of the Corporation and their immediate family members or trustees/directors of any fund, sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees and directors of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  . Any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the fund.

  In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such defined portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares. Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund. Also, you may exchange Class R Shares of the Fund for Class A Shares without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of the Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time. To encourage their participation, the Fund waives the sales charge on Class A Shares and offers Class R Shares to trustees and officers of the Corporation and other affiliated persons of the Corporation and Nuveen as noted above.

  If you are eligible to purchase either Class R Shares or Class A Shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A Shares are subject to an annual service fee to compensate Authorized Dealers for providing you with ongoing account service. Class R Shares are not subject to a distribution or service fee and, consequently, holders of Class R Shares may not receive the sale types or levels of services from Authorized Dealers. In choosing between Class A Shares and Class R Shares, you should weigh the benefits of the services to be provided by Authorized Dealers against the annual service fee imposed upon the Class A Shares.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

Reduction or Elimination of Contingent Deferred Sales Charge

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge, or that represent an increase in the value of the Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen money market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If Class A, Class B or Class C shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market fund shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner);
(iii) for redemptions made pursuant to a systematic withdrawal plan, up to 12% annually of the current market value; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees, (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund's shares subject to a sales charge are reinvested in shares of certain funds within a specified number of days; and (vii) redemptions in connection with the exercise of the Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or the Board of Directors has determined may have material adverse consequences to the shareholders of the Fund.

  In addition, the CDSC will be waived in connection with the following redemptions of shares held by an employer-sponsored qualified defined contribution retirement plan: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Internal Revenue Code ("Code") from a retirement plan: (a) upon attaining age 59 1/2, (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination or transfer to another employer's plan or IRA; and (iv) redemptions resulting from the return of an excess contribution. The CDSC will also be waived in connection with the following redemptions of shares held in an IRA account: (i) for redemptions made pursuant to an IRA systematic withdrawal based on the shareholder's life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59; and (ii) for redemption to satisfy required minimum distributions after age 70 from an IRA account (with the maximum amount subject to this waiver being based only upon the shareholder's Nuveen IRA accounts).

Shareholder Programs

Exchange Privilege

  You may exchange shares of a class of the Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by sending a written request to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Similarly, Class A, Class B, Class C and Class R Shares of other Nuveen Mutual Funds may be exchanged for the same class of shares of the Fund at net asset value without a sales charge. Exchanges of shares from any Nuveen money market fund will be made into Class A Shares, Class B Shares, Class C Shares or Class R Shares (if eligible) of the Fund at the public offering price. If, however, a sales charge has previously been paid on the investment represented by the exchanged shares (i.e., the shares to be exchanged were originally issued in exchange for shares on which a sales charge was paid), the exchange of shares from a Nuveen money market fund will be made into shares of the Fund at net asset value. All share classes may be exchanged for shares of any Nuveen money market fund.

  If you exchange shares subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares.

  The shares to be purchased must be offered in your state of residence and you must have held the shares you are exchanging for at least 15 days. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. For federal income tax purposes, any exchange constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen toll-free at 800-257-8787 to obtain an authorization form. The exchange privilege may be modified or discontinued by the Fund at any time.

  The exchange privilege is not intended to permit the Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses, and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law.

Reinstatement Privilege

  If you redeemed Class A, Class B or Class C Shares of the Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Fund DirectSM

  You can use Fund Direct to link your Fund account to your account at a bank or other financial institution. Fund Direct enables you to transfer money electronically between these accounts and perform a variety of account transactions. These include purchasing shares by telephone, investing through a Systematic Investment Plan, and sending dividends, distributions, redemption payments or Systematic Withdrawal Plan payments directly to your bank account. Please refer to the Application Form for details, or call Nuveen Investor Services at 800-257-8787 for more information.

  Fund Direct privileges may be requested via an application you obtain by calling 800-257-8787. Fund Direct privileges will apply to each shareholder listed in the registration on your account as well as to your Authorized Dealer representative of record unless and until Nuveen Investor Services receives written instructions terminating or changing those privileges. After you establish Fund Direct for your account, any change of bank account information must be made by signature-guaranteed instructions to Nuveen Investor Services signed by all shareholders who own the account.

  Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call Nuveen Investor Services at 800-257-8787. The purchase payment will be debited from your bank account.

Redemption

  You may redeem shares by sending a written request for redemption directly to the Fund, c/o Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York 10274-5186, accompanied by duly endorsed certificates, if issued. Requests for redemption and share certificates, if issued, must be signed by each shareholder and, if the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which address may not have changed in the preceding 60 days), the signature must be guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You will receive payment based on the net asset value per share next determined after receipt by the Fund of a properly executed redemption request in proper form. A check for the redemption proceeds will be mailed to you within seven days after receipt of your redemption request. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. However, if any shares to be redeemed were purchased by check within 15 days prior to the date the redemption request is received, the Fund will not mail the redemption proceeds until the check received for the purchase of shares has cleared, which may take up to 15 days.

Telephone and Electronic Redemptions

  If you have authorized telephone redemption and your account address has not changed within the last 60 days, you can redeem shares that are held in non-certificate form by calling Nuveen Investor Services at 800-257-8787. While you or anyone authorized by you may make telephone redemption requests, redemption checks will be issued only in the name of the shareholder of record and will be mailed to the address of record. If your telephone request is received prior to 4:00 p.m. eastern time, the redemption check will normally be mailed the next business day. For requests received after 4:00 p.m. eastern time, the redemption will be effected at 4:00 p.m. eastern time the following business day and the check will normally be mailed on the second business day after the request.

  If you have authorized electronic fund redemption or established Fund Direct privileges, you can take advantage of the following expedited redemption procedures to redeem shares held in non-certificate form that are worth at least $1,000. You may make electronic fund redemption requests through a phone representative or Fund Direct redemption requests by calling Nuveen Investor Services at 800-257-8787. If a redemption request is received by 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. that day. If the redemption request is received after 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. the following business day. Proceeds of electronic fund redemptions will normally be wired on the second business day following the redemption, but may be delayed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day redemption proceeds would ordinarily be wired. The Fund reserves the right to charge a fee for electronic fund redemption. Proceeds of redemptions through Fund Direct will normally be wired to your Fund Direct bank account on the second or third business day after the redemption.

  Before you may redeem shares electronically by phone or through Fund Direct, you need to complete the telephone redemption authorization section of the Application Form or the Fund Direct application form and return it to Nuveen Investor Services. If you did not authorize telephone redemption when you opened your account, you may obtain a telephone redemption authorization form by writing the Fund or by calling Nuveen Investor Services toll-free at 800-257-8787. Proceeds from electronic share redemptions will be transferred by Federal Reserve wire only to the commercial bank account specified by the shareholder on the Application Form. You need to send a written request to Nuveen Investor Services in order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds. These requests must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. Further documentation may be required from corporations, executors, trustees or personal representatives.

  For the convenience of shareholders, the Fund has authorized Nuveen as its agent to accept orders from financial advisers by wire or telephone for the redemption of Fund shares. The redemption price is the first net asset value of the appropriate share class determined following receipt of an order placed by the financial adviser. The Fund makes payment for the redeemed shares to the securities representatives who placed the order promptly upon presentation of required documents with signatures guaranteed as described above. Neither the Fund nor Nuveen charges any redemption fees other than any CDSC as described above. However, your financial adviser may charge you for serving as agent in the redemption of shares.

  The Fund reserves the right to refuse telephone redemptions and, at its option, may limit the timing, amount or frequency of these redemptions. Telephone redemption procedures may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, Chase Global Funds Services Company, the Funds' shareholder services agent ("Chase Global"), and Nuveen will not be liable for following telephone instructions reasonably believed to be genuine. The Fund employs procedures reasonably designed to confirm that telephone instructions are genuine. These procedures include recording all telephone instructions and requiring up to three forms of identification prior to acting upon a caller's instructions. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

APPENDIX A

RATINGS OF INVESTMENTS

  STANDARD & POOR'S RATINGS GROUP--A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

                                 LONG TERM DEBT

  An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

  The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

    1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    2. Nature of and provisions of the obligation;

    3. protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal, and differs from the highest-rated issues only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE RATING

  Debt rated 'BB,' 'B,' 'CCC,' 'CC' and 'C' is regarded as having predominantly speculative characteristics, with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. the 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

     The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

CCC Debt rated 'CCC' has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

     The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

CC The rating 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' debt rating.

C The rating 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating 'CI' is reserved for income bonds on which no interest is being paid.

D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filling of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): the ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: the letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter 'L' indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit, the letter "L' indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                                COMMERCIAL PAPER

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

  Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

  A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. the ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

  MOODY'S INVESTORS SERVICE, INC.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

                                 LONG TERM DEBT

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are mostly unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future can not be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1, and B1.

                                COMMERCIAL PAPER

  Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of senior short-term promissory obligations. Prime-1 repayment capacity will often be evidenced by many of the following characteristics:

  -- Leading market positions in well-established industries.

  -- High rates of return on funds employed.

  -- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

  Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of senior short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

  Issuers rated PRIME-3 (or related supporting institutions) have an acceptable capacity for repayment of senior short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.

  Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

  DUFF & PHELPS, INC.--A brief description of the applicable Duff & Phelps, Inc. ("D&P") ratings symbols and their meanings (as published by D&P) follows:

                                 LONG TERM DEBT

  These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

  Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection.

  The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities. Structured finance issues, including real estate, asset-backed and mortgage-backed financings, use this same rating scale. Duff & Phelps Credit Rating claims paying ability ratings of insurance companies use the same scale with minor modification in the definitions. Thus, an investor can compare the credit quality of investment alternatives across industries and structural types. A "Cash Flow Rating" (as noted for specific ratings) addresses the likelihood that aggregate principal and interest will equal or exceed the rated amount under appropriate stress conditions.

 RATING
 SCALE  DEFINITION
-------------------------------------------------------------------------------
 AAA    Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

 AA+    High credit quality. Protection factors are strong. Risk is modest, but
 AA     may vary slightly from time to time because of economic conditions.
 AA-

 A+     Protection factors are average but adequate. However, risk factors are
 A      more variable and greater in periods of economic stress.
 A-

 BBB+   Below average protection factors but still considered sufficient for
 BBB    prudent investment. Considerable variability in risk during economic
 BBB-   cycles.

 BB+    Below investment grade but deemed likely to meet obligations when due.
 BB     Present or prospective financial protection factors fluctuate according
 BB-    to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

 B+     Below investment grade and possessing risk that obligations will not be
 B      met when due. Financial protection factors will fluctuate widely
 B-     according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

 RATING
 SCALE  DEFINITION
-------------------------------------------------------------------------------
 CCC    Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends.
        Protection factors are narrow, and risk can be substantial with unfavorable economic/industry conditions and/or with unfavorable company developments.
 DD     Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.
 DP     Preferred stock with dividend arrearages.

                            SHORT-TERM DEBT RATINGS

  Duff & Phelps' short-term ratings are consistent with the rating criteria used by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

  Emphasis is placed on liquidity which is defined as not only cash from operations but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

  The distinguishing feature of Duff & Phelps Credit Ratings' short-term ratings is the refinement of the traditional '1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of '1+' (one plus) and '1-' (one minus) to assist investors in recognizing those differences.

  These ratings are recognized by the SEC for broker-dealer requirements, specifically capital computation guidelines. These ratings meet Department of labor ERISA guidelines governing pension and profit-sharing investments. State regulators also recognize the ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.

 RATING
 SCALE  DEFINITION
-------------------------------------------------------------------------------
 D-1+   HIGH GRADE
        Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.
 D-1    Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
 D-1-   High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.
 D-2    GOOD GRADE
        Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

 RATING
 SCALE  DEFINITION
-------------------------------------------------------------------------------
 D-3    SATISFACTORY GRADE
        Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.
 D-4    NON-INVESTMENT GRADE
        Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.
 D-5    DEFAULT
        Issuer failed to meet scheduled principal and/or interest payments.

  FITCH INVESTORS SERVICE, INC.--A brief description of the applicable Fitch Investors Service, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                                 LONG TERM DEBT

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

 AAA Bonds considered to be investment grade and of the highest credit quality.
     The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
 AA  Bonds considered to be investment grade and of very high credit quality.
     The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

 A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
 BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories can not fully reflect the differences in the degrees of credit risk.

 BB    Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.
 B     Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
 CCC   Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business economic environment.
 CC    Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
 C     Bonds are in imminent default in payment of interest or principal.
 DDD,  Bonds are in default on interest and/or principal payments. Such bonds
 DD    are extremely speculative and should be valued on the basis of their
 AND D ultimate recovery value in liquidation or reorganization of the obligor.
       'DDD' represents the highest potential for recovery of these bonds, and
       'D' represents the lowest potential for recovery.

                               SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificate of deposit, medium-term notes, and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

 F-1+ EXCEPTIONALLY STRONG CREDIT QUALITY Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.
 F-1 VERY STRONG CREDIT QUALITY Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.
 F-2 GOOD CREDIT QUALITY Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.
 F-3 FAIR CREDIT QUALITY Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate;
      however, near-term adverse changes could cause these securities to be rated below investment grade.
 F-S WEAK CREDIT QUALITY Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.
 D DEFAULT Issues assigned this rating are in actual or imminent payment default.
 LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                                                    EAI-UI 12-98